REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (this "Agreement") is entered into as of April _, 1998, by and among CCAIR, Inc., a Delaware corporation (the "Company"), and Lynrise Air Lease, Inc., a Delaware corporation ("Lynrise").


                              W I T N E S S E T H:


         WHEREAS, the Company has agreed to grant certain registration rights to the Holder with respect to the shares of the Company's common stock, par value $.01 per share (the "Common Stock"), issuable pursuant to the Company's 7% Convertible Subordinated Note Due 2004 (the "Convertible Securities").

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       Definitions.

                  "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such similar Federal statute.

                  "Holder" means Lynrise, and, subject to Section 9(f), any assignee or transferee of a Registrable Security.

                  "Indemnified Party" means a party who is to be indemnified pursuant to Section 6 hereof.

                  "Indemnifying Party" means a party who shall indemnify an Indemnified Party pursuant to Section 6 hereof.

                  "Inspectors" has the meaning set forth in Section 4(h) hereof.

                  "Piggy-back Registration" means the registration of a Registrable Security pursuant to the terms and provisions of Section 2 hereof.



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                  "Records" has the meaning set forth in Section 4(h) hereof.

                  "Registrable Securities" means the shares of Common Stock issued or issuable pursuant to the Convertible Securities and held by the Holder, and any and all securities of the Company issued or issuable with respect to such shares by way of a dividend, reclassification, stock split, or other distribution or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. Any Registrable Security will cease to be a Registrable Security when (i) a registration statement covering such Registrable Security has been declared effective by the Commission and the Registrable Security has been disposed of pursuant to such effective registration statement, (ii) the Registrable Security is sold to the public under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, (iii) the Registrable Security has been otherwise transferred, the Company has delivered a new certificate or other evidence of ownership for it not bearing a legend restricting further transfer, and the Company has received the opinion of counsel acceptable to it that such Registrable Security may be resold without subsequent registration under the Securities Act, or (iv) the Registrable Security is eligible for sale pursuant to Rule 144(k) (or any successor provision) under the Securities Act.

                  "Registration Expenses" is defined in Section 5.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such similar or successor Federal statute.

                  "Term" means that period of time as set forth in subsection 9(b).

                  "Underwriter" means a securities dealer which purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.

         2.       Registration Rights.

                  A.       Demand Registration.

                  (i) Request for Registration. If at any time the Company shall receive a written request (specifying that it is being made pursuant to this Section 2.A) from the Holder or Holders of at least fifty percent (50%) of the Registrable Securities then outstanding (the "Initiating Holders"), that the Company file a registration statement on Form S-1 under the Act, or a similar document pursuant to any other statute then in effect corresponding to the Act, covering the registration of at least fifty percent (50%) of the Registrable Securities then outstanding, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to each Holder other than the Initiating Holders. The Company shall, subject to the limitations contained in subparagraphs (ii) and (iii) below, effect as soon as practicable, and in any event within one hundred twenty (120) days of the receipt of such request from the Initiating Holders, the registration under


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the Securities Act of all Registrable Securities requested by the Holders pursuant to this subparagraph (i) who may request, within twenty (20) days of the mailing of such notice by the Company, to have all or any portion of their Registrable Securities also included in the registration. The Company shall use its best efforts to cause any such Registration Statement to be initially filed with the Commission within forty five (45) days of the receipt of a request from the Initiating Holders as set forth above.

         (ii) Priority of Registration. Any distribution of Registrable Securities made pursuant to a registration request under this Section 2.A. may be done at the option of the Holder, by means of an underwriting and, subject to the limitations set forth in this subsection (ii), may, at the Company's option, include other shares of Common Stock owned by other holders of the Company's Common Stock ("Other Securityholders"). A majority in interest of the Holders initiating the registration request (the "Initiating Holders") shall select the Underwriter or Underwriters for such underwriting. The Company shall have the right to disapprove any Underwriter so selected if, in its reasonable judgment, the underwriting of the Company's securities by such Underwriter would have a material and adverse effect on the market for the Company's securities ("Material Adverse Effect"). The right of any Holder to include his or its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the Underwriter or Underwriters. Notwithstanding any other provision of this Section 2.A., if the Underwriter advises the Initiating Holders and the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders and Other Securityholders which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities and other shares of Common Stock that may be included in the underwriting shall be allocated first among all Holders, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder, and, then, only if no shares of Registrable Securities have been excluded by reason of such Underwriters' marketing limitation, among all Other Securityholders, in proportion (as nearly as practicable) to the amount of Common Stock owned by each Other Securityholder or as otherwise deemed appropriate by the Company.

         (iii) The Company shall be obligated to effect no more than three (3) registrations pursuant to this Section 2.A. No registration of Registrable Securities pursuant to this Section 2.A. which shall not have become and remained effective shall be deemed to be a registration for any purpose of this sentence.

         (iv) Notwithstanding anything to the contrary herein, the holders of the Convertible Securities shall not be required to convert the Convertible Securities for Registrable Securities until the effective date of the registration contemplated in this Section.


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



                  B.       Piggyback Registration.

                  (i) Request for Registration. If at any time after the date hereof, the Company proposes to file a registration statement under the Securities Act, including any universal or unallocated shelf registration statement (other than a registration statement on Form S-4 or S-8 (or any successor form that may be adopted by the Commission) or a registration statement filed in connection with an exchange offer) with respect to an offering of equity securities of the Company for its own account or for the account of any of its security holders, then the Company shall give written notice of such proposed filing to each Holder as soon as practicable (but in no event less than 20 days before the anticipated filing date). Such notice shall offer each Holder the opportunity to have all or any of the Registrable Securities held by such Holder included in the registration statement proposed to be filed or, at the Company's option, in a separate registration statement to be filed concurrently with such registration statement (the "Piggy-back Registration"). Within fifteen days after receiving such notice, each Holder may make a written request to the Company that any or all of the Holder's Registrable Securities be included in the Piggy-back Registration, which notice shall specify the number of shares to be so included. Subject to Subsection B(2) hereof, the Company shall include in the Piggy-back Registration (or in a separate registration statement filed concurrently therewith) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen days after the receipt by each Holder of the Company's notice. The Company may in its discretion withdraw any registration statement filed pursuant to this Section 2.B. subsequent to its filing without liability to the Holders except with respect to expenses. Any Holder shall be permitted to withdraw all or part of such Holder's Registrable Securities requested to be included in a Piggy-back Registration at any time prior to the effective date of such Piggy-back Registration without any liability for any Registration Expenses.


                  (ii) Priority on Piggy-back Registration. If any Piggy-Back Registration is to be an underwritten offering, the Company shall use commercially reasonable efforts to cause the managing Underwriter or Underwriters to permit the shares of Registrable Securities requested by the Holders of Registrable Securities ("Selling Piggy-back Holders") to be included in the Piggy-back Registration (on the same terms and conditions as similar securities of the Company included therein to the extent appropriate). Notwithstanding any other provision of this Section 2.B., if the Underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise each Holder and any Other Securityholders which would otherwise be underwritten pursuant hereto and, (i) if such Piggy-back Registration is incident to a primary registration on behalf of the Company, the number of shares of Registrable Securities and other shares of Common Stock that may be included in the underwriting shall be allocated first to all securities being issued by the Company, second to Registrable Securities of the Selling Piggy-back Holders and to the securities of all Other Securityholders whose piggy-back rights were obtained prior to the Date of this Agreement, collectively, in proportion (as nearly as practicable) to the amount of securities owned by each Holder and Other Securityholder, or otherwise as may be agreed by them and deemed appropriate by the Company, and third, to the securities of all Other Securityholders whose piggy-back rights were obtained on or after the Date of this Agreement, collectively, in proportion (as nearly as practicable) to the amount of securities

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



owned by each Other Securityholder, or otherwise as may be agreed by them and deemed appropriate by the Company, and (ii) if such Piggy-back Registration is incident to a secondary registration on behalf of holders of securities of the Company, the number of shares of Registrable Securities and other shares of Common Stock that may be included in the underwriting shall be allocated first to the Registrable Securities of the Selling Piggy-back Holders and to the securities of all Other Securityholders whose piggy-back rights were obtained prior to the date of this Agreement, collectively, in proportion (as nearly as practicable) to the amount of securities owned by each Holder and Other Securityholder, or otherwise as may be agreed by them and deemed appropriate by the Company, and second to the securities of all Other Securityholders whose piggy-back rights were obtained on or after the Date of this Agreement, collectively, in proportion (as nearly as practicable) to the amount of securities owned by each Other Securityholder, or otherwise as may be agreed by them and deemed appropriate by the Company.

         (iii) Notwithstanding anything to the contrary herein, it is acknowledged by the parties that certain shareholders of the Company have demand registration rights pursuant to that certain Common Stock Purchase Agreement (the "Prior Agreement") dated as of December 3, 1997, among the Company and such shareholders, and that pursuant to Section 7.1 of the Prior Agreement the Company is not permitted to grant piggyback rights with respect to demand registrations by such shareholders without their consent. The parties agree that the piggyback rights granted herein shall be subject to the consent rights of the parties to the Prior Agreement, to the extent applicable. The Company covenants and agrees that (i) promptly upon the execution of this Agreement it will use its best efforts to obtain the consent of the parties to the Prior Agreement to waive their right of consent with respect to piggyback rights granted hereunder, and (ii) during the term of this Agreement it will not grant any similar consent rights to any other persons other than as may be consistent with the terms of this Agreement.

         (iv) Notwithstanding anything to the contrary herein, the holders of the Convertible Securities shall not be required to convert the Convertible Securities for Registrable Securities until the effective date of the registration contemplated in this Section.


         3. Holdback Agreements; Restrictions on Public Sale by Holder of Registrable Securities. Upon inclusion by the Company of any Holder's Registrable Securities in a registration statement filed pursuant to Section 2 hereof, such Holder agrees not to effect any public sale or distribution of the issue being registered or a similar security of the Company or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during the 14 days prior to, and during the 180 day period beginning on, the effective date of such registration statement (except as part of such registration), if and to the extent requested by the Company in the case of a non-underwritten public offering or if and to the extent requested by the managing Underwriter or Underwriters in the case of an underwritten public offering. Such restriction on sale shall not apply to any transfer of Registrable Securities by the Holder to one or more of the Holder's affiliates.


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



         4.       Registration Procedures.

         Subject to the other provisions and limitations contained in this Agreement, whenever any Holder has requested that any Registrable Securities be registered pursuant to Section 2 hereof, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request, the Company will as expeditiously as possible:

                  (a) prepare and file with the Commission a registration statement on any form for which the Company then qualifies and which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become effective under the Securities Act; provided, however, that, (i) at least five business days before filing a registration statement or prospectus or as promptly as practicable prior to filing any amendments or supplements thereto, the Company will furnish to the Holders and to one counsel selected by the Holder or Holders of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and (ii) after the filing of the registration statement, the Company will promptly notify each such Holder and such counsel of comments received from, or any stop order issued or threatened by, the Commission and take all reasonable actions required to respond to such comments or, as the case may be, prevent the entry of such stop order or to remove it if it has been entered;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the later of (i) such time period as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition as set forth in such registration statement (but no longer than 180 days after effectiveness); or (ii) the expiration of the time when a related prospectus is required to be delivered under the Securities Act.

                  (c) furnish to each Holder of Registrable Securities covered by such registration statement, prior to filing the registration statement, if requested, copies of such registration statement as proposed to be filed, and thereafter furnish to each such Holder such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated or deemed to be incorporated therein by reference), the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as each such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by each such Holder;


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



                  (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as each Holder of Registrable Securities covered by such registration statement reasonably (in light of each such Holder's intended plan of distribution) requests and do any and all other acts and things which may be reasonably necessary to enable each such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by each such Holder and keep each such registration or qualification (or exemption therefrom) effective during the period such registration statement is effective; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

                  (e) use its best efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable each Holder of Registrable Securities covered by the registration statement to consummate the disposition of such Registrable Securities; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

                  (f) at any time when a prospectus relating to Registrable Securities is required to be delivered under the Securities Act, (i) notify each Holder of Registrable Securities covered by the registration statement of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus, (ii) prepare and file such supplement, amendment or any other required document so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) promptly make available to each such Holder any such supplement, amendment or other document;

                  (g) enter into and perform customary agreements (including an underwriting agreement in customary form with the managing Underwriter or Underwriters, if any), use commercially reasonable efforts to obtain any necessary consents in connection with any proposed registration and sale of Registrable Securities, and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                  (h) make available for inspection during business hours on reasonable advance notice by each Holder of Registrable Securities covered by the registration statement, any Underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant, or other professional retained by any such Holder or such Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents, and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors, and employees to supply all information reasonably requested by any such Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) in the reasonable judgment of counsel to the Company the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Holder agrees that information obtained by such Holder as a result of such inspections shall be deemed confidential and shall not be used by such Holder as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public. Each Holder further agrees that such Holder will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                  (i) if such sale is pursuant to an underwritten offering, use its best efforts to obtain (A) a comfort letter or comfort letters together with auditor's consents from the Company's independent public accountants and (B) legal opinions from the Company's legal counsel, each in customary form and covering such matters of the type customarily covered by comfort letters or legal opinions, as any Holder of Registrable Securities covered by the registration statement or the managing Underwriter or Underwriters may reasonably request;

                  (j) otherwise use its best efforts to comply with the Securities Act, the Securities Exchange Act of 1934 and all applicable rules and regulations of the Commission, and make available to its security holders as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of section 11(a) of the Securities Act;

                  (k) if requested by the managing Underwriter or Underwriters, if any, or any Holder of Registrable Securities covered by the registration statement in connection with an underwritten offering pursuant to Section 2 hereof, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing Underwriter or Underwriters, if any, and/or any such Holder reasonable requests to be included therein, as may be required by applicable laws and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any actions pursuant to this Section 4(k) that are not, in the reasonable opinion of counsel for the Company, in compliance with applicable law;

                  (l) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement filed in connection herewith, or the lifting of any





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



         suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

                  (m) cooperate with each Holder of Registrable Securities covered by the registration statement and the managing Underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates or notes shall not bear any restrictive legends and shall be in a form eligible for deposit with the transfer agent for the Common Stock; and enable such Registrable Securities to be in such denominations and registered in such names as the managing Underwriters, if any, or holders may request at least two business days prior to any sale of Registrable Securities;

                  (n) use its best efforts to qualify the Registrable Securities for quotation on NASDAQ; and

                  (o) take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

         Notwithstanding the provisions of this Agreement, the Company shall be entitled to postpone, for a reasonable period of time (which shall not exceed 120 days in any twelve-month period), the filing or effectiveness of any registration statement under Section 2 if (A) the board of directors of the Company determines in the good faith exercise of their reasonable business judgment, that such registration and offering is reasonably likely to interfere materially with bona fide financing, acquisition, or other business plans of the Company (including a proposed primary offering by the Company of its own securities) at the time the right to delay is exercised (whether or not a final decision has been made to undertake such action or plan at such time) or would require disclosure of non-public information, the premature disclosure of which is reasonably likely to materially adversely affect the business, properties, operations or financial results of the Company; provided, however, that the Company shall not be required to disclose to the Holders requesting registration any such transaction, plan or non-public information, or (B) at any time prior to the effectiveness of any Piggy-back Registration the board of directors of Company determines in good faith that the Company is unable to comply with the provisions of Article 3 or Article 11 of Regulation S-X under the Securities Act, to the extent then applicable to the Company. If the Company postpones the filing or effectiveness of a registration statement pursuant hereto, it shall promptly notify in writing the Holders of Registrable Securities requesting such registration when the events or circumstances permitting such postponement have ended and at such time shall proceed with the filing of the registration statement as requested.

         The Company may require each Holder to furnish promptly in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.






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



         Each Holder requesting registration of Registrable Securities pursuant to Section 2 of this Agreement shall cooperate with the Company and, if applicable, the Underwriter or Underwriters in providing such information and executing and delivering such documents as the Company or the Underwriter or Underwriters reasonably shall request in connection with any such registration, and the Company shall not be obligated to include in any such registration any Registrable Securities of any Holder who does not comply with this paragraph.

         Each Holder of Registrable Securities covered by a registration statement agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection 4(f) hereof only for so long as provided in subsection 4(f), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection 4(f) hereof, and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. If the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in subsection 4(b) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to subsection 4(f) hereof to the date when the Company shall make available to such Holder a prospectus supplemented or amended to conform with the requirements of subsection 4(f) hereof.

         5.       Registration Expenses.

         In connection with any registration statement required to be filed hereunder, the Company shall pay all expenses incident to performance of or compliance with Section 2 hereof by the Company (the "Registration Expenses"), including, but not limited to: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing and automated document preparation expenses (including expenses of printing certificates for Registrable Securities); (iv) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); (v) any fees and expenses incurred in connection with the listing of the Registrable Securities on the national securities exchange or automated quotation system on which the Common Stock is listed; (vi) fees and disbursements of the Company's counsel and customary fees and expenses for independent certified public accountants retained by the Company (including the costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to subsection 4(i) hereof); (vii) the fees and expenses of any special experts or other persons retained by the Company in connection with such registration; (viii) messenger, delivery and telephone expenses related to any registration contemplated hereunder, and (ix) reasonable fees and expenses of counsel to the Holders in an amount not to exceed $7,500. The Company shall not have any obligation to pay any underwriting fees, discounts, or commissions attributable to the sale of Registrable Securities, or any out-of-pocket expenses of any Holder (or the agents who manage the accounts of such Holder), which amounts shall be the responsibility of the selling Holder or Holders.





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



         6.       Indemnification; Contribution.

                  (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder of Registrable Securities and, if applicable, its directors and officers and each person who controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, covered by a registration statement filed pursuant to this Agreement from and against any and all losses, claims, damages, liabilities and expenses (including reasonable legal and other costs of investigation and defense) (collectively, "Losses") arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any such registration statement or prospectus relating to the Registrable Securities or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Losses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such Holder or on such Holder's behalf expressly for use therein; provided, however, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary or final prospectus, the indemnity agreement contained in this subsection shall not apply to the extent that any such Losses result from the fact that a current copy of the prospectus was not sent or given to the person asserting any such Losses at or prior to the written confirmation of the sale of the Registrable Securities concerned to such person if it is determined that it was the responsibility of such Holder to provide such person with a current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such Losses. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors, and each person who controls such Underwriters within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as the indemnification of Holders provided in this subsection 6(a).

                  (b) Indemnification by Holders. Each Holder agrees to indemnify and hold harmless the Company, its directors and officers, and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (other than the Holder), covered by a registration statement filed pursuant to this Agreement from and against any and all Losses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any such registration statement or prospectus relating to the Registrable Securities or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only insofar as such Losses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such Holder or on such Holder's behalf, in such Holder's capacity as a Holder and not in his capacity as a director or officer of the Company, if applicable, expressly for use therein; provided, however, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary or final prospectus, the indemnity agreement contained in this subsection shall not apply to the extent that any such Losses result from the fact that a current copy of the prospectus was not sent or given to the person asserting any such Losses at or prior to the written confirmation of the sale of the Common Stock concerned to such person if it is determined that it was the responsibility of the Company or any other person or entity (other than the Holder) to provide such person with a current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such Losses. Each Holder also agrees to indemnify and hold harmless underwriters of the Registrable Securities, their officers and directors, and each person who controls such underwriters within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as the indemnification of the Company provided in this subsection 6(b); provided further, however, that the obligation of such Holder to indemnify pursuant to this subsection 6(b) shall be several, not joint and several, among such Holders selling Registrable Securities, and the liability of each such Holder will be in proportion to, and provided further that such liability will be limited to, the net amount received by such Holder from the sale of its Registrable Securities pursuant to such registration.

                  (c) Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any person entitled to indemnification under subsections (a) or
(b) above (an "Indemnified Party") in respect of which indemnity may be sought from any party who has agreed to provide such indemnification (an "Indemnifying Party"), the Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all expenses. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed to promptly assume the defense of such action or proceeding and to employ counsel reasonably satisfactory to the Indemnified Party, (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there is a conflict of interest on the part of counsel employed by the Indemnifying Party to represent such Indemnified Party, or (iv) the Indemnified Party's counsel shall have advised the Indemnified Party that there may be defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party and that the Indemnifying Party is not able to assert on behalf of or in the name of the Indemnified Party (in which case of either (iii) or (iv), if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party); it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such Indemnified Parties, which firm shall be designated in writing by such Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party shall indemnify and hold harmless such

Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

                  (d) Contribution. If the indemnification provided for in this
Section 6 is unavailable to the Indemnified Parties in respect of any Losses (other than by reason of exceptions provided in subsection 6(a) or 6(b)), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and Holders (together with any other selling stockholders that may be obligated thereon pursuant to similar indemnification or contribution provisions as contained herein), on the other hand, with respect to the statements or omissions which resulted in such Losses, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of Holders (together with any other selling stockholders that may be obligated thereon pursuant to similar indemnification or contribution provisions as contained herein) on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and such party's relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

         The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this subsection 6(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding subsection. Notwithstanding the provisions of this subsection 6(d), no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the securities of such Holder were offered to the public exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of subsection 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) Survival. The indemnity and contribution agreements contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement or any underwriting agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company, and (iii) the consummation of the sale or successive resale of the Registrable Securities.

         7.       Participation in Underwritten Registrations.

         No Holder may participate in any underwritten registration hereunder unless such Holder (i) agrees to sell his securities on the basis provided in any underwriting arrangements approved by the persons or entities entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements and this Agreement;

provided, however, that no such Holder shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (i) such Holder's ownership of his or its Registrable Securities to be sold or transferred free and clear of all liens, claims, and encumbrances, (ii) such Holder's power and authority to effect such transfer, and (iii) such matters pertaining to compliance with securities laws as may be reasonably requested; provided further, however, that the obligation of such Holder to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Holders selling Registrable Securities, and the liability of each such Holder will be in proportion to, and provided further that such liability will be limited to, the net amount received by such Holder from the sale of its Registrable Securities pursuant to such registration.

         8. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the 1933 Act ("Rule 144") and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, and with a view to making it possible for Holders to register the Registrable Securities pursuant to a registration on Form S-3, the Company agrees to:

                  (a) use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144, at all times;

                  (b) take such action as will permit Holders to use Form S-3 for the sale of their Registrable Securities;

                  (c) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and

                  (d) furnish to any Holder forthwith upon request (1) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, or as to its qualification as a registrant whose securities may be resold pursuant to Form S-3, (2) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (3) such other information as may be reasonably requested in availing any Holder of any rule or registration of the SEC which permits the selling of any such securities without registration or pursuant to such form.

         9.       Miscellaneous.

                  (a) Remedies. In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, each Holder will be entitled to specific performance of his rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (b) Term. The term of this Agreement shall terminate on the earlier to occur of (i) the tenth anniversary of the date hereof or (ii) the first date on which there are no longer any Registrable Securities (the "Term").

                  (c) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to Holders in this Agreement or otherwise conflicts with the provisions hereof.

                  (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified, or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders.

                  (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                           (i) if to the Holder, at the most current address given to the Company in accordance with the provisions of this subsection, which address initially is:

                             Lynrise Air Lease, Inc.
                             1023 15th Street, N.W., Suite 1000
                             Washington, D.C. 20005
                             Telecopier: (202) 789-0076
                             Attention: Mr. Michael Wayshner

                             with a copy to:

                             Robert L. Nutt, Esq.
                             Ropes & Gray
                             One International Place
                             Boston, MA 02110
                             Telecopier: (617) 951-7050

                           (ii) if to the Company, at its most current address and thereafter at such other address as may be designated from time to time by notice given in accordance with the provisions of this section, which address initially is:

                             CCAIR, Inc.
                             4700 Yorkmont Road
                             Charlotte, NC 28219-0929
                             Attention: Mr. Kenneth Gann
                             Telecopier: (____)

                             with a copy to:

                             Thomas Hughes, Esq.
                             Winstead Sechrest & Minick, P.C.
                             5400 Renaissance Tower
                             1201 Elm Street
                             Dallas, Texas 75270-2199

                           (iii) if to any other Holder, at such address set forth on the signature pages hereto or on the Addendum to this Agreement executed and delivered by such Holder pursuant to Section 9(f) hereof or at such other address as may be designated from time to time by notice given in accordance with the provisions of this section.

                  (f) Successors and Assigns. The Company shall not assign its rights or obligations hereunder without the prior written consent of the Holders. Holders may assign their respective rights and obligations hereunder to persons to whom they transfer or otherwise assign Registrable Securities. Any assignment of rights under this Agreement in violation of the foregoing shall be null and void. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company and each Holder; provided, however, that any assignee or transferee of Registrable Securities that is deemed a Holder under this Agreement shall be entitled to the rights and benefits afforded such person by this Agreement only upon such person's execution and delivery of an addendum to this Agreement, in form and substance acceptable to the Company, agreeing to be bound by the duties and obligations of a Holder under this Agreement.

                  (g) Counterparts. This Agreement may be executed in a number of identical counterparts and it shall not be necessary for the Company and each Holder to execute each of such counterparts, but when both have executed and delivered one or more of such counterparts, the several parts, when taken together, shall be deemed to constitute one and the same instrument, enforceable against each in accordance with its terms. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement of this Agreement is sought.

                  (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW.

                  (j) Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

                  (k) Entire Agreement. This Agreement is intended by the Company and the Holders as a final expression of their agreement and is intended to be a complete and exclusive statement of their agreement and understanding in respect of the subject matter contained herein. This agreement supersedes all prior agreements and understandings between the Company and the Holders with respect to such subject matter.

                  (l) Third Party Beneficiaries. Subject to the terms of subsection 9(f) hereof, this Agreement is intended for the benefit of the Company and the Holders and their respective successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

                  (m) Attorneys' Fees. In any proceeding brought to enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


         Company:                CCAIR, INC.




                                 By:_____________________________________
                                 Kenneth W. Gann, Chief Executive Officer


         Holder:                 LYNRISE AIR LEASE, INC.




                                 By:______________________________________
                                 By:
                                       Title: